UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 28, 2026

Date of Report (date of earliest event reported)

MISSION PRODUCE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39561	95-3847744
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2710 Camino Del Sol, Oxnard, CA		93030
(Address of principal executive offices)		(Zip code)

(805) 981-3650

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Series A Junior Participating Preferred Stock, par value $0.001 per share	AVO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a special meeting (the “Special Meeting”) of stockholders held on April 28, 2026, the stockholders of Mission Produce, Inc. (“Mission Produce”) voted on the proposals set forth below. The proposals are described in detail in Mission Produce’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on March 20, 2026 (the “Proxy Statement”). As of the close of business on March 16, 2026, the record date of the Special Meeting, there were 70,846,364 shares of common stock of Mission Produce, par value $0.001 per share (“Mission Produce Common Stock”), issued and outstanding, each of which was entitled to one vote on each proposal at the Special Meeting. At the Special Meeting, a total of 49,834,743 shares of Mission Produce Common Stock, representing approximately 70% of the outstanding shares of Mission Produce Common Stock entitled to vote, were present via the Special Meeting website or represented by proxy, constituting a quorum to conduct business.

The voting results regarding each proposal submitted to a vote at the Special Meeting, as determined by Mission Produce’s Inspector of Election, are set forth below. Subject to satisfaction of customary closing conditions, the parties expect to consummate the Mergers (as defined below) in the fiscal quarter ending July 31, 2026.

Proposal No. 1: Approval of the issuance of shares of Mission Produce Common Stock in the mergers (the “Mergers”) contemplated by the Agreement and Plan of Merger, dated as of January 14, 2026, by and among Mission Produce, Calavo Growers, Inc., a California corporation (“Calavo”), Cantaloupe Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Mission Produce, and Cantaloupe Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Mission Produce (as that agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), for purposes of complying with Nasdaq Listing Rule 5635(a) and, in the event such issuance constitutes a change of control, Nasdaq Listing Rule 5635(b) (the “Share Issuance Proposal”).

The Share Issuance Proposal was approved by the requisite vote of Mission Produce’s stockholders.

Votes For	Votes Against	Abstentions
49,222,202	605,041	7,500

Proposal No. 2: Approval of the adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal (the “Adjournment Proposal”).

Adjournment of the Special Meeting was deemed not necessary because there was a quorum present and there were sufficient proxies at the time of the Special Meeting to approve the Share Issuance Proposal.

Votes For	Votes Against	Abstentions
49,075,279	751,406	8,058

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements regarding Mission Produce, Calavo, the proposed transactions, and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this Current Report on Form 8-K or related exhibits concerning Mission Produce’s proposed transaction with Calavo and the closing date of the proposed transaction, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Mission Produce and Calavo are unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to:

•	the risk that the transaction described herein will not be completed or will not provide the expected benefits, or that we will not be able to achieve the cost or revenue synergies anticipated;

•	the risk that a condition to closing of the transaction may not be satisfied on a timely basis or at all;

•	the possible occurrence of an event, change or other circumstance that would give rise to the termination of the transaction agreement;

•	the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay in closing of the transaction;

•	the failure of the proposed transaction to close for any other reason;

•	unexpected costs, liabilities, charges or expenses resulting from the transaction; and

•	other risks inherent in Mission Produce’s and Calavo’s businesses.

Other unknown or unpredictable factors also could have a material adverse effect on Mission Produce’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, neither Mission Produce nor Calavo undertakes (and each of Mission Produce and Calavo expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mission Produce, Inc.
April 29, 2026

	By:	/s/ John Pawlowski
	Name:	John Pawlowski
	Title:	President and Chief Executive Officer